UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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VistaGen Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 29, 2021

Dear Stockholders of VistaGen Therapeutics, Inc.:

You are cordially invited to virtually attend the 2021 Annual Meeting of Stockholders of VistaGen Therapeutics, Inc. (the Annual Meeting or the Meeting) that will be held at 10:00 a.m., Pacific Time, on Friday, September 17, 2021. To protect the health and well-being of our stockholders, employees, Board of Directors and advisors during the ongoing COVID-19 pandemic, the Annual Meeting will be held virtually via the Internet. Although there will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person, stockholders will be able to attend the Meeting, submit questions, and vote their shares during the Meeting, from any location that has Internet connectivity, by visiting http://meetings.computershare.com/MPL727P. In addition, prior to the Meeting, we encourage you to vote online by following the instructions provided on the Notice of Internet Availability of Proxy Materials described below.

In response to the COVID-19 pandemic and as part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are using the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to the regulations promulgated by the U.S. Securities and Exchange Commission (SEC). We believe that this process will provide you with a safe, convenient and efficient way to access your proxy materials and vote your shares, while also allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials for the Annual Meeting by postal mail. On or about July 29, 2021, we are mailing to our stockholders a one-page Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our Proxy Statement and vote electronically via the Internet or by telephone. The Notice will also contain instructions on how to receive a paper copy of your proxy materials.

Details of the business to be conducted at the Annual Meeting are described in the Notice and in the accompanying Proxy Statement. We have also made a copy of our Annual Report on Form 10-K for the year ended March 31, 2021 (Annual Report) available with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting virtually, please carefully review the accompanying Proxy Statement and then cast your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented and voted at the Meeting. Please refer to the Notice for instructions on submitting your vote. Our Board of Directors has unanimously approved the proposals set forth in the accompanying Proxy Statement and we recommend that you vote in favor of each such proposal.

Thank you for your support of VistaGen. We look forward to your participation at the Annual Meeting.

Sincerely, /s/ Shawn K Singh, J.D. Shawn K. Singh, J.D. Chief Executive Officer and Director

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VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
Tel. (650) 577-3600
Fax (888) 482-2602

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 17, 2021

Dear Stockholder:

We are pleased to invite you to virtually attend the 2021 Annual Meeting of Stockholders (the Annual Meeting or Meeting) of VistaGen Therapeutics, Inc., a Nevada corporation (the Company, us, we or our). The Annual Meeting will be a virtual-format meeting, held exclusively via the Internet at http://meetings.computershare.com/MPL727P on Friday, September 17, 2021, at 10:00 a.m Pacific Time, for the following purposes:

1.
to elect seven (7) directors to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders, or until her or his respective successor is elected and qualified;

2.
to approve an amendment and restatement of the Company’s 2019 Omnibus Equity Incentive Plan (the Amended 2019 Plan), which Amended 2019 Plan makes certain changes to the Company’s 2019 Omnibus Equity Incentive Plan, including increasing the number of shares of the common stock authorized for issuance thereunder from 7.5 million shares to 18 million shares;

3.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending March 31, 2022; and

4.
to vote upon such other matters, if any, as may properly come before the Annual Meeting or any adjournment or postponement of the Meeting.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (SEC). We believe this method expedites our stockholders’ safe receipt of proxy materials while the COVID-19 pandemic remains a concern, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about July 29, 2021, we began mailing a one-page Notice of Internet Availability of Proxy Materials (the Notice) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended March 31, 2021 (the Annual Report) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: http://www.edocumentview.com/VTGN.

The close of business on July 23, 2021 (the Record Date) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting by sending an email to Corp.Secretary@vistagen.com stating the purpose of the request and providing proof of ownership of our common stock. This list will also be available for examination by stockholders of record during the webcast of the Annual Meeting at http://meetings.computershare.com/MPL727P.

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You are entitled to virtually attend the Annual Meeting online only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to virtually attend the Annual Meeting. Further information about how to attend the Annual Meeting, vote your shares online during the Meeting and submit questions during the Meeting is included in the accompanying Proxy Statement. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received by postal mail, the section titled “Voting” beginning on page 2 of the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

YOUR VOTES ARE IMPORTANT

All stockholders are cordially invited to virtually attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or postal mail in advance of the Meeting, as promptly as possible. Submitting your votes in advance of the Annual Meeting assures that a quorum will be present at the Meeting and will avoid the Company incurring additional expense for duplicate proxy solicitations. By following the procedures described in the section entitled “Voting” beginning on page 2 of the attached Proxy Statement, any stockholder attending the Annual Meeting virtually may vote at the Meeting, even if he or she has returned a proxy prior to the Meeting.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares in advance of the Meeting, as promptly as possible, online via the Internet, by telephone or by postal mail so that your shares may be represented and voted at the Meeting. If your shares are held in the name of a bank, broker, brokerage firm or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors has unanimously recommended that you vote “FOR” each of the Director nominees identified in Proposal No. 1, and "FOR" Proposals No. 2 and 3, each of which is described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE VIA THE INTERNET AT http://www.edocumentview.com/VTGN.

By Order of the Board of Directors,
/s/ Jerrold D. Dotson
Jerrold D. Dotson
Chief Financial Officer and Corporate Secretary
South San Francisco, California
July 29, 2021

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VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
Tel. (650) 577-3600
Fax (888) 482-2602

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the Board) of VistaGen Therapeutics, Inc., a Nevada corporation (the Company, us, we or our), for use at the Company’s 2021 Annual Meeting of Stockholders (the Annual Meeting or the Meeting). The Annual Meeting will take place in a virtual meeting format on Friday, September 17, 2021, 10:00 a.m., Pacific Time, and will be held exclusively via the Internet at http://meetings.computershare.com/MPL727P.

We have elected to provide access to the proxy materials for the Annual Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (SEC) “Notice and Access” rules. On or about July 29, 2021, we began mailing a one-page Notice of Internet Availability of Proxy Materials (the Notice) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended March 31, 2021 (Annual Report) and Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail. This Proxy Statement and the Annual Report are available on the Internet at: http://www.edocumentview.com/VTGN.

Record Date and Shares Outstanding
The specific proposals to be considered and acted upon at the Annual Meeting are each described in this Proxy Statement.  Only holders of our common stock as of the close of business on July 23, 2021 (the Record Date) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 192,098,965 shares of our common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum
In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Stockholder List
A list of registered stockholders as of the close of business on the Record Date will be open for examination by any stockholder for a period of ten days prior to the Annual Meeting for a purpose pertaining to the Meeting by sending an email to Corp.Secretary@vistagen.com, stating the purpose of the request and providing proof of ownership of our common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at http://meetings.computershare.com/MPL727P.

Attendance at Virtual Annual Meeting
We will host the Annual Meeting live online, via Internet webcast. You may attend the Annual Meeting virtually by visiting http://meetings.computershare.com/MPL727P. The webcast will start at 10:00 a.m., Pacific Time, on Friday, September 17, 2021.

To virtually attend the Annual Meeting please go to http://meetings.computershare.com/MPL727P. You have the option to log in to the virtual Annual Meeting as a “Stockholder” with a control number” or as a “Guest.” If you are a stockholder of record (i.e., if you hold your shares through Computershare, our registrar and transfer agent) (a Stockholder), you may log in as a Stockholder using the control number which can be found on your Notice and proxy card, and Annual Meeting password. The password for the meeting is VTGN2021. If you are not a stockholder of record (i.e., if you do not hold your shares through Computershare), but hold shares through an intermediary, such as a bank or broker, trustee or nominee (sometimes referred to as holding in “street name”), you may attend the meeting as “Guest” by entering your name and email address. As a Guest, you will have access to the meeting materials and will be able to ask questions during the Annual Meeting, but you will not be able to vote during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, and you desire to vote during the Annual Meeting, you must register in advance to virtually attend the Annual Meeting as a Stockholder. To register to attend the virtual Annual Meeting as a Stockholder, you must provide proof of beneficial ownership as of the Record Date, such as an account statement, legal proxy from your broker, or similar evidence of ownership along with your name and email address to Computershare. Requests for Annual Meeting registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 7, 2021. You will receive a confirmation of your virtual Annual Meeting registration by email after Computershare receives your registration materials. Requests for registration should be directed by email to legalproxy@computershare.com or by mail to Computershare, VistaGen Therapeutics, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. You will receive a confirmation email from Computershare of your Annual Meeting registration and will receive a control number to enter the meeting as a Stockholder.

Whether you virtually attend the Annual Meeting as a Stockholder or as a Guest, please allow yourself ample time for the online check-in procedures.

Questions at the Annual Meeting
If you wish to submit a question during the Annual Meeting, you may log in online, and ask a question on our virtual Annual Meeting platform at http://meetings.computershare.com/MPL727P. Our virtual Annual Meeting will be governed by our Rules of Conduct which will be available on the virtual Meeting platform during the Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Voting
There are four (4) ways a stockholder of record can vote:

(1) By Internet:   If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided in the Notice.

(2) By Telephone:   If you are a stockholder as of the Record Date, you may vote by telephone by following the instructions in the Notice.

(3) By Mail:   If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.

(4) During the Annual Meeting:   The Annual Meeting will be held exclusively via the Internet, and can only be accessed at http://meetings.computershare.com/MPL727P. Subject to the provisions applicable to other than holders of record as outlined above in the section entitled “Attendance at Virtual Annual Meeting,” if you are a stockholder as of the Record Date, you will have the ability to attend the virtual Meeting and vote online during the Meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the virtual Meeting.

In order to be counted, proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on September 16, 2021. Proxies submitted by U.S. mail must be received before the start of the virtual Annual Meeting. If you hold your shares through a bank or broker, please follow their voting instructions.

Required Vote for Approval
Proposal No. 1: Election of Directors. The seven (7) Director nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected to serve on our Board of Directors until our 2022 Annual Meeting of Stockholders, or until her or his successor is duly elected and qualified. The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected to serve on our Board of Directors until our 2022 Annual Meeting of Stockholders, or until her or his successor is duly elected and qualified. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

Proposal No. 2: Approval of an Amendment and Restatement of the Company’s 2019 Omnibus Equity Incentive Plan. Our Board unanimously approved of an amendment and restatement of our 2019 Omnibus Equity Incentive Plan (the Amended 2019 Plan), which Amended 2019 Plan makes certain changes to our 2019 Omnibus Equity Incentive Plan, including increasing the number of shares of the common stock authorized for issuance thereunder from 7.5 million shares to 18 million shares. A copy of the Amended 2019 Plan is attached to this Proxy Statement as Appendix A. The affirmative vote “FOR” a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is necessary for approval of this proposal.

Proposal No. 3: Ratification of Appointment of our Independent Registered Public Accounting Firm. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for our current fiscal year.

Abstentions and Broker Non-Votes
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker, brokerage firm or other nominee, your broker, brokerage firm or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker, brokerage firm or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

As noted above, the seven director nominees identified under Proposal No. 1 who receive the most votes at the Annual Meeting will be elected to serve on our Board of Directors until our 2022 Annual Meeting of Stockholders, or until her or his successor is duly elected and qualified, thus abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1.

Under Nevada law and our Amended and Restated Bylaws, each other matter will be determined by the vote of the holders of a majority of the voting power present or represented by proxy at the Annual Meeting. For these matters, abstentions and any broker non-votes cast will not be counted as votes in favor of such proposals, and will also not be counted as shares voting on such matters.

Revocation of Proxies
You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 343 Allerton Avenue, South San Francisco, California 94080, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by virtually attending the Annual Meeting and voting in person.  Your attendance at the virtual Annual Meeting will not, by itself, revoke your proxy.

Solicitation
We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting on the Internet of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by the Internet, telephone, email and postal mail.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors (Board) shall consist of not less than one, nor more than seven directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board or by stockholders.

Our Board currently consists of seven directors, including recently appointed directors Ms. Joanne Curley, Ms. Margaret M. FitzPatrick and Ms. Mary L. Rotunno. These appointments were made following the departure of Dr. H. Ralph Snodgrass and Dr. Brian J. Underdown from the Board. The decision to step down from the Board was not the result of any disagreement with the Company’s management or the Board for either of Dr. Snodgrass, who continues to serve as the Company’s President and Chief Scientific Officer, or Dr. Underdown. Both Dr. Snodgrass and Dr. Underdown made valuable contributions to the Company and the Board during their tenure, and the Board thanks each of them for their service on the Board.

Each of the Board’s seven (7) current directors is nominated for election at the virtual Annual Meeting to serve until our next annual meeting of stockholders, or until her or his successor is duly elected and qualified. Each nominee has confirmed that he or she is able and willing to continue serving as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board.

Upon recommendation of the members of its Corporate Governance and Nominating Committee, the Board has nominated the following directors for election at our Annual Meeting:

Jon S. Saxe, J.D., LL.M. Chairman and Independent Director	Jerry B. Gin, Ph.D., MBA Independent Director
Ann M. Cunningham, MBA Chief Commercial Officer and Director	Mary L. Rotunno, J.D. Independent Director
Joanne Curley, Ph.D. Independent Director	Shawn K. Singh, J.D. Chief Executive Officer and Director
Margaret M. FitzPatrick, M.A. Independent Director

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected to serve on our Board of Directors until our 2022 Annual Meeting of Stockholders, or until her or his successor is duly elected and qualified. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that the stockholders vote “FOR” the election of Mr. Saxe, Ms. Cunningham, Dr. Curley, Ms. FitzPatrick, Dr. Gin, Ms. Rotunno and Mr. Singh.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

BOARD OF DIRECTORS

Director Nominee Qualification and Experience

Jon S. Saxe, J.D., LL.M. Chairman and Independent Director Age 85

Mr. Saxe has served as Chairman of our Board since 2000, first as Chairman of the Board of Directors of VistaGen Therapeutics, Inc., a California corporation (VistaGen California), then as Chairman of our Board after the merger by and between the Company and VistaGen California on May 11, 2011, at which time VistaGen California became a wholly-owned subsidiary of the Company (the Merger). He also serves as the Chairman of our Audit Committee.  Mr. Saxe is the retired President and was a director of PDL BioPharma from 1989 to 2008. From 1989 to 1993, he was President, Chief Executive Officer and a director of Synergen, Inc. (acquired by Amgen). Mr. Saxe served as Vice President, Licensing & Corporate Development for Hoffmann-Roche from 1984 through 1989, and Head of Patent Law for Hoffmann-Roche from 1978 through 1989. Mr. Saxe currently is a director of Durect Corporation (NASDAQ: DRRX), and six private life science companies, Achelios, Arbor Vita Corporation, Aether, Inc., Arcuo Medical, LLC, Cancer Prevention Pharmaceuticals, Inc., Trellis Bioscience, Inc. and Epalex Corporation. Mr. Saxe has also served as a director of other biotechnology and pharmaceutical companies, including ID Biomedical (acquired by GlaxoSmithKline), Sciele Pharmaceuticals, Inc. (acquired by Shionogi), Amalyte (acquired by Kemin Industries), Cell Pathways (acquired by OSI Pharmaceuticals), Lumos Pharma, Inc. (merged with New Link Genetics) and other companies, both public and private. Mr. Saxe has a B.S.Ch.E. from Carnegie-Mellon University, a J.D. degree from George Washington University and an LL.M. degree from New York University.

We selected Mr. Saxe to serve as Chairman of our Board of Directors due to his numerous years of experience as a senior executive with major pharmaceutical and biotechnology companies, including Protein Design Labs, Inc., Synergen, Inc. and Hoffmann-Roche, Inc., as well as his extensive experience serving as a director of numerous private and public biotechnology and pharmaceutical companies, serving as Chairman, and Chair and member of audit, compensation and governance committees of both private and public companies.  Mr. Saxe provides us and our Board of Directors with highly valuable insight and perspective into the biotechnology and pharmaceutical industries, as well as the strategic opportunities and challenges that we face.

Ann M. Cunningham, MBA Chief Commercial Officer and Director Age 53

Ms. Cunningham has served as a member of our Board since January 2019 and was appointed to serve as the Company’s Chief Commercial Officer on May 1, 2021. Prior to joining the Company, Ms. Cunningham was the Founder and Managing Partner of i3 Strategy Partners, a consulting firm founded in 2018 specializing in assisting companies in the pharmaceutical space. Prior to founding i3 Strategy Partners, Ms. Cunningham served as Vice President, Neurodegenerative Diseases and Psychiatry for Teva Pharmaceuticals Industries, Ltd. from 2015 to 2018, as Senior Marketing Director for Otsuka Pharmaceutical Companies from 2013 to 2015 and in several marketing-focused positions for Eli Lily and Company from 1999 to 2013, including serving as Global Marketing Senior Director from 2009 to 2013. Ms. Cunningham holds a B.A. degree in Psychology from Yale University and an MBA, with a focus on marketing management, from the University of Michigan.

We selected Ms. Cunningham to serve on our Board due to her substantial experience in healthcare marketing, particularly in the successful development, positioning and commercial launch of products to treat diseases of the central nervous system. Ms. Cunningham brings an insightful commercial perspective to us and to our Board that is critical as our pipeline products move from clinical development to commercialization.

Joanne Curley, Ph.D. Independent Director Age 53

Dr. Curley has served as a member of our Board of Directors since April 2021. Dr. Curley brings more than 25 years of experience in the development and commercialization of pharmaceutical products, including research and development governance. Dr. Curley currently serves as the Chief Development Officer at Vera Therapeutics, Inc., a position she has held since March 2020. Prior to joining Vera, from June 2005 to March 2020, Dr. Curley held various director-level position with Gilead Sciences, Inc., during which time the anti-viral portfolio grew from four to seventeen commercial products. While at Gilead, Dr. Curley led Project and Portfolio Management with oversight of the development pipeline across four therapeutic areas and was responsible for research and development governance. Before Gilead, Dr. Curley worked as an aerosol formulation scientist and subsequently as a project leader at Nektar Therapeutics. Dr. Curley received a BSc in Physics and Chemistry from Trinity College, Ireland, a Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst and completed a post-doctorate at Massachusetts Institute of Technology and Harvard Medical School, focused on long-acting biodegradable formulations.

We selected Dr. Curley to serve on our Board of Directors due to her extensive experience in early product development, regulatory approval and commercialization of pharmaceutical products, giving her a unique perspective of the life cycle of drug development.

Margaret M. FitzPatrick, M.A. Independent Director Age 55

Ms. FitzPatrick has served on our Board of Directors since July 2021. Ms. FitzPatrick is a globally recognized corporate affairs executive who has been honored with several prestigious awards, including the Washington Business Journal’s C-Suite Executive of the Year Class (2019), PR Week’s Top 50 Most Powerful People in PR (2015) and PR Week’s Hall of Femme (2019). Recently, she served as Chief Corporate Affairs Officer of the Exelon Corporation, a Fortune 100 diversified clean energy company, from 2016 to 2020. Prior to her time at Exelon Corporation, Ms. FitzPatrick served as Global Chief Communications Officer and led public affairs at Johnson & Johnson, the world's largest and most broadly-based healthcare company, from 2013 to 2016, and as Global Chief Communication Officer and President of the Foundation at CIGNA. Ms. FitzPatrick also served as Executive Vice President at APCO Worldwide, a global public affairs and strategic communications consultancy, where she counseled executives on major global reputation efforts for notable industry leaders such as eBay and United Airlines, among others. Ms. FitzPatrick currently serves on the board of the Southeast Tennis and Learning Center in Washington, D.C. In 2020, she was appointed by DC Mayor Muriel Bowser to serve as a Commissioner on the DC Commission on the Arts and Humanities. Ms. FitzPatrick holds a B.A. in English and Policy Studies from Syracuse University, and an M.A. in Public Policy from The George Washington University. In 2018, she completed the Harvard Business School program for corporate directors.

We selected Ms. FitzPatrick to serve on the Board due to her extensive experience developing and executing multiple high impact customer-focused marketing communications initiatives for some of the world’s largest and most successful companies. The Board believes Ms. FitzPatrick’s expertise in positioning companies and products through public relations, marketing and digital media campaigns will provide valuable contributions to the Company both before and after commercial launch of the Company’s product candidates.

Jerry B. Gin, Ph.D., MBA Independent Director Age 78

Dr. Gin has served on our Board of Directors since March 2016. Dr. Gin is currently the co-founder and CEO of Nuvora, Inc., a private company founded in 2006 with a drug delivery platform for the sustained release of ingredients through the mouth for such indications as dry mouth, biofilm reduction and sore throat/cough relief. Dr. Gin is also co-founder and Chairman of Livionex, a private platform technology company founded in 2009 and focused on oral care, ophthalmology and wound care. Previously, Dr. Gin co-founded Oculex Pharmaceuticals in 1993, which developed technology for controlled release delivery of drugs to the interior of the eye, specifically to treat macular edema, and served as President and CEO until it was acquired by Allergan in 2003. Prior to forming Oculex, Dr. Gin co-founded and took public ChemTrak, which developed a home cholesterol test commonly available in drug stores today. Prior to ChemTrak, Dr. Gin was Director of New Business Development and Strategic Planning for Syva, the diagnostic arm of Syntex Pharmaceuticals, Director for Pharmaceutical and Diagnostic businesses for Dow Chemical, and Director of BioScience Labs (now Quest Laboratories), the clinical laboratories of Dow Chemical.  Dr. Gin received his Bachelor’s degree in Chemistry from the University of Arizona, his Ph.D. in Biochemistry from the University of California, Berkeley, his MBA from Loyola College, and conducted his post-doctoral research at the National Institutes of Health.

We selected Dr. Gin to serve on our Board of Directors due to his extensive experience in the healthcare industry, focusing his substantial business and scientific expertise on founding and developing numerous biopharmaceutical, diagnostic and biotechnology companies and propelling them to their next platforms of growth and value.

Mary L. Rotunno, J.D. Independent Director Age 61

Ms. Rotunno has served as a member of our Board since July 2021. Ms. Rotunno has served as General Counsel of El Camino Health, a health care system, since January 2014, and has served as a Member of the Executive Leadership Team at El Camino Health since August 2015. Ms. Rotunno is also Board Chair and a member of Audit, Executive/Governance and Nominations Committees for health care provider, Momentum for Health, located in San Jose, California.  Before joining El Camino Health, Ms. Rotunno spent over 11 years as Senior Counsel and Client Service Leader for Common Spirit Health, formerly Dignity Health, in California’s San Francisco Bay Area. Prior to Dignity Health, she held various legal roles at Varian Medical Systems, Manatt, Phelps & Phillips, Golden Living, and Pillsbury Winthrop Shaw Pitman. Ms. Rotunno graduated with honors from the University of Illinois with a Bachelor of Science in Nursing. She worked as a registered nurse before earning her Juris Doctor degree, cum laude, from the University of California, Hastings College of Law, San Francisco.  She obtained certification by the Women’s Corporate Board Readiness Program at Santa Clara University and completed the Hastings Leadership Academy for Women and Dignity Health Ministry Leadership Program.

We selected Ms. Rotunno to serve on our Board of Directors due to her extensive experience as an advocate for both patients and health care providers and her insights into strategies for value-based care and an understanding of the life cycle of the mental healthcare experience. Ms. Rotunno also brings insights on complex governance, regulatory and compliance requirements to complement her strategic vision and skills for scenario planning and enterprise risk management.

Shawn K. Singh, J.D. Chief Executive Officer and Director Age 58

Mr. Singh has served as our Chief Executive Officer since August 2009, first as the Chief Executive Officer of VistaGen California, then as Chief Executive Officer of the Company after the Merger. Mr. Singh first joined the Board of Directors of VistaGen California in 2000 and served on the VistaGen California management team (part-time) from late-2003, following VistaGen California’s acquisition of Artemis Neuroscience, of which he was President, to August 2009. In connection with the Merger, Mr. Singh was appointed as a member of our Board in 2011. Mr. Singh has nearly 30 years of experience working with biotechnology, medical device and pharmaceutical companies, both private and public. From 2001 to August 2009, Mr. Singh served as Managing Principal of Cato BioVentures, a life science venture capital firm, and as Chief Business Officer and General Counsel of Cato Research Ltd, a contract research organization (CRO) affiliated with Cato BioVentures. Mr. Singh served as President (part-time) of Echo Therapeutics, a medical device company, from 2007 to 2009, and as a member of its Board of Directors from 2007 to 2011. He also served as Chief Executive Officer (part-time) of Hemodynamic Therapeutics, a private biopharmaceutical company affiliated with Cato BioVentures, from 2004 to 2009. From 2000 to 2001, Mr. Singh served as Managing Director of Start-Up Law, a management consulting firm serving biotechnology companies. Mr. Singh also served as Chief Business Officer of SciClone Pharmaceuticals (formerly NASDAQ: SCLN), a specialty pharmaceutical company with a substantial commercial business in Greater China, from 1993 to 2000, and as a corporate finance associate of Morrison & Foerster LLP, an international law firm, from 1991 to 1993. Mr. Singh earned a B.A. degree, with honors, from the University of California, Berkeley, and a Juris Doctor degree from the University of Maryland School of Law. Mr. Singh is a member of the State Bar of California.

We selected Mr. Singh to serve on our Board of Directors due to his substantial practical experience and expertise in senior leadership roles with multiple private and public biotechnology, pharmaceutical and medical device companies, and his extensive experience in corporate finance, venture capital, corporate governance, drug development, intellectual property, regulatory affairs and strategic acquisitions and collaborations.

Director Compensation

We adopted a director compensation policy for the independent directors of our Board, as “independent” is defined by the rules of the Nasdaq Stock Market rules, which policy became effective for our fiscal year beginning April 1, 2014. Details of this independent director compensation policy are set forth below:

Schedule of Director Fees, April 1, 2014 through April 1, 2021
Description	Cash ($)	Equity(1) (#)
Director Annual Retainer	$25,000	12,000
Audit Committee Retainer
Chair	$15,000
Member	$7,500
Compensation Committee
Chair	$10,000
Member	$5,000
Corporate Governance and Nominating Committee
Chair	$10,000
Member	$5,000
_____________
(1)
Reflects the minimum amount of equity awards each independent director received pursuant under the director compensation policy. Any additional equity awards granted to the independent directors were issued at the discretion of the Compensation Committee. The equity awards were granted as either stock options or warrants. Prorated grants were made for partial years of service.

We paid our independent directors cash compensation consistent with the policy noted above during our fiscal year ended March 31, 2021.

Effective April 1, 2021, our Board authorized a new policy for independent director compensation, the details of which are set forth below:

Schedule of Director Fees, effective April 1, 2021
Description	Cash(1) ($)	Equity(2)
Director Annual Retainer	$50,000	Independent directors serving on the Boardwill be entitled to the following equity awards: (i) a one-time grant
Audit Committee		of stock options upon appointment to the Board in an amount to be determined at the sole discretion of the
Chair	$15,000	Compensation Committee, and (ii) an annual grant of stock options or restricted stock to be
Member	$10,000	determined at the sole discretion of the Compensation Committee.
Compensation Committee
Chair	$10,000
Member	$5,000
Corporate Governance and Nominating Committee
Chair	$10,000
Member	$5,000
 _____________
(1)
Cash fees payable in quarterly installments.

(2)
All awards issued pursuant to the Director Compensation Plan will be issued pursuant to the 2019 Plan, (defined below) or a successor plan, if any. Each award issued under the Director Compensation Plan will vest in equal monthly installments over a 12-month period beginning on the date of issuance.

In April 2020, we granted to each of our four then-independent directors options to purchase 75,000 shares of our common stock at an exercise price of $0.398 per share under the terms of our 2019 Omnibus Equity Incentive Plan (the 2019 Plan). In December 2020, we granted to each of our four then-independent directors options to purchase 75,000 shares of our common stock at an exercise price of $1.77 per share under the terms of the 2019 Plan. Each grant awarded to our independent directors during the year ended March 31, 2021 expires ten years after the date of grant.

The following table sets forth a summary of the compensation earned by our independent, non-employee directors in our fiscal year ended March 31, 2021.

	Fees Paid in Cash (2)	Option Awards(3)(8)	Other Compensation	Total
Name (1)	($)	($)	($)	($)

Jon S. Saxe (4)	$52,500	$109,916	$-	$162,416
Ann M. Cunningham (5)	$30,000	$109,916	$-	$139,916
Jerry B. Gin (6)	$50,000	$109,916	$-	$159,916
Brian J. Underdown (7)	$52,500	$109,916	$-	$162,416

(1)	Ms. Curley, Ms. FitzPatrick and Ms. Rotunno were appointed to the Board of Directors subsequent to our fiscal year ended March 31, 2021, and have therefore been excluded from the table.

(2)
The amounts shown represent fees earned for service on our Board, and Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee during the fiscal year ended March 31, 2021, which amounts were paid in full during the fiscal year then ended.

(3)
The amounts in the “Option Awards” column do not represent any cash payments actually received by Mr. Saxe, Mr. Underdown, Mr. Gin or Ms. Cunningham with respect to any of such stock options awarded to them during the fiscal year ended March 31, 2021. Rather, the amounts represent (i) the aggregate grant date fair value of options to purchase shares of our common stock awarded to each of Mr. Saxe, Ms. Cunningham, Mr. Gin and Mr. Underdown during our fiscal year ended March 31, 2021, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC 718). To date, Mr. Saxe, Ms. Cunningham, Mr. Gin and Mr. Underdown have not exercised any of the options granted during our fiscal year ended March 31, 2021, and there can be no assurance that any of them will ever realize the full ASC 718 grant date fair value amounts presented in the “Option Awards” column.

(4)
Mr. Saxe served as the Chairman of our Board, the Chairman of our Audit Committee and a member of our Compensation Committee and Corporate Governance and Nominating Committee throughout our fiscal year ended March 31, 2021.  At March 31, 2021, Mr. Saxe held: (i) 55,751 shares of our common stock; (ii) options to purchase 585,000 registered shares of our common stock, of which options to purchase 474,323 shares were exercisable; and (iii) warrants to purchase 7,500 restricted shares of our common stock, all of which are exercisable.

(5)
Ms. Cunningham has served as a member of our Board since January 2019. She also served as a member of our Corporate Governance and Nominating Committee from January 2019 through April 30, 2021. On May 1, 2021, Ms. Cunningham joined the Company as its Chief Commercial Officer and, since she was no longer considered an independent director under the standards established by the SEC and the rules of the Nasdaq Stock Market, her membership on the Corporate Governance and Nominating Committee terminated. At March 31, 2021, Ms. Cunningham held options to purchase 300,000 registered shares of our common stock, of which 189,323 were exercisable.

(6)
Mr. Gin served as a member of our Board, as the Chairman of our Corporate Governance and Nominating Committee and as a member of our Audit Committee and Compensation Committee throughout our fiscal year ended March 31, 2021. At March 31, 2021, Mr. Gin held: (i) 100,000 shares of our common stock, and (ii) options to purchase 610,000 registered shares of our common stock, of which options to purchase 499,323 shares were exercisable.

(7)
Mr. Underdown served as a member of our Board, as the Chairman of our Compensation Committee and as a member of our Audit Committee and Corporate Governance and Nominating Committee throughout our fiscal year ended March 31, 2021 and until his retirement from the Board on July 21, 2021. At March 31, 2021, Mr. Underdown held: (i) options to purchase 585,000 registered shares of our common stock, of which options to purchase 474,323 shares were exercisable; and (ii) warrants to purchase 7,500 restricted shares of our common stock, all of which are exercisable.

(8)
The table below provides information regarding the option awards we granted to Mr. Saxe, Ms. Cunningham, Mr. Gin and Mr. Underdown during our fiscal year ended March 31, 2021 and the weighted average assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair values of the respective awards.

	Option	Option
	Grant	Grant
	4/23/2020	12/31/2020	Total
Mr. Saxe	$20,101	$89,815	$109,616
Ms. Cunningham	$20,101	$89,815	$109,616
Mr. Gin	$20,101	$89,815	$109,616
Mr. Underdown	$20,101	$89,815	$109,616

Exercise Price	$0.398	$1.77
Grant Date stock price	$0.398	$1.77
Risk free interest rate	0.397%	0.426%
Expected Term (years)	5.39 years	5.39 years
Volatility	83.90%	88.41%
Dividend rate	0.00%	0.00%
Fair value per share	$0.27	$1.20
Aggregate option shares	300,000	300,000

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met virtually four times and acted by unanimous written consent ten times during our fiscal year ended March 31, 2021. Our Audit Committee met virtually four times. Our Compensation Committee met virtually four times and acted by unanimous written consent four times with respect to executive compensation matters and grants of equity securities. Our Corporate Governance and Nominating Committee requested action by the entire Board with respect to re-election of members of our Board and other resolutions presented to our stockholders at our September 2020 Annual Meeting of Stockholders and Board committee assignments. Each director serving during our fiscal year ended March 31, 2021 attended all of the meetings of the Board and the committees of the Board upon which such director served that were held during the fiscal year.

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, but directors are encouraged to attend. Due to the continuing COVID-19 pandemic, we held our September 2020 Annual Meeting of Stockholders in an on-line virtual format. Each of our directors attended our September 2020 Annual Meeting of Stockholders virtually.

Independent Directors

Our securities are currently listed on the Nasdaq Capital Market, which requires that a majority of our directors be independent. Accordingly, we evaluate director independence under the standards established by the SEC and the rules of the Nasdaq Stock Market.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three fiscal years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $200,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Mr. Saxe, Ms. Curley, Ms. FitzPatrick, Mr. Gin and Ms. Rotunno are each “independent” as that term is defined by the rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director has with the Company and all other facts and circumstances that our Board deemed relevant.

Board Committees and Charters

Our Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Independent directors currently serving on each committee are as follows:

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Jon S. Saxe, J.D., LL.M.	Chair	Member
Joanne Curley, Ph.D.			Member
Margaret M. FitzPatrick, M.A.			Member
Jerry B. Gin, Ph.D.	Member	Chair
Mary L. Rotunno, J.D.	Member		Chair

Members serve on these committees until their resignation or until otherwise determined by our Board. Since April 1, 2017, only our independent directors serve as members of these committees, including Mr. Saxe, Dr. Gin and Dr. Underdown throughout our fiscal year ended March 31, 2021, Dr. Curley since April 23, 2021 and Ms. FitzPatrick and Ms. Rotunno since July 21, 2021. As previously noted, Dr. Underdown retired from the Board on July 21, 2021.

During our fiscal year ended March 31, 2021, the Audit Committee of our Board consisted of Mr. Saxe, who serves as the committee chairman, Dr. Underdown and Dr. Gin. Mr. Saxe is our Audit Committee financial expert, as that term is defined under SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002, and possesses the requisite financial sophistication, as defined under applicable rules. The Audit Committee operates under a written charter. Our Audit Committee charter is available on our website at www.vistagen.com. Under its charter, our Audit Committee is primarily responsible for, among other things, the following:

●
overseeing our accounting and financial reporting process;

●
selecting, retaining and replacing our independent auditors and evaluating their qualifications, independence and performance;

●
reviewing and approving scope of the annual audit and audit fees;

●
monitoring rotation of partners of independent auditors on engagement team as required by law;

●
discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

●
reviewing adequacy and effectiveness of internal control policies and procedures;

●
approving retention of independent auditors to perform any proposed permissible non-audit services;

●
overseeing internal audit functions and annually reviewing audit committee charter and committee performance; and

●
preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee

During our fiscal year ended March 31, 2021, the Compensation Committee of our Board was composed of Dr. Underdown, who served as the committee chairman, Mr. Saxe, and Dr. Gin. Our Compensation Committee charter is available on our website at www.vistagen.com. Under its charter, the Compensation Committee is primarily responsible for, among other things, the following:

●
reviewing and approving our compensation programs and arrangements applicable to our executive officers (as defined in Rule I 6a-I (f) of the Securities Exchange Act of 1934, as amended (the Exchange Act)), including all employment-related agreements or arrangements under which compensatory benefits are awarded or paid to, or earned or received by, our executive officers, including, without limitation, employment, severance, change of control and similar agreements or arrangements;

●
determining the objectives of our executive officer compensation programs;

●
ensuring corporate performance measures and goals regarding executive officer compensation are set and determining the extent to which they are achieved and any related compensation earned;

●
establishing goals and objectives relevant to Chief Executive Officer compensation, evaluating Chief Executive Officer performance in light of such goals and objectives, and determining Chief Executive Officer compensation based on the evaluation;

●
endeavoring to ensure that our executive compensation programs are effective in attracting and retaining key employees and reinforcing business strategies and objectives for enhancing stockholder value, monitoring the administration of incentive-compensation plans and equity-based incentive plans as in effect and as adopted from time to time by the Board;

●
reviewing and approving any new equity compensation plan or any material change to an existing plan; and

●
reviewing and approving any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the committee or Board.

Corporate Governance and Nominating Committee

During our fiscal year ended March 31, 2021, the Corporate Governance and Nominating Committee of our Board was composed of Dr. Gin, who served as the committee chairman, Mr. Saxe, Dr. Underdown and Ms. Cunningham. Dr. Curley was appointed to the committee in April 2021 concurrent with her appointment to the Board. Ms. Cunningham’s membership on the committee terminated upon her acceptance of employment by the Company as Chief Commercial Officer effective May 1, 2021, when she was no longer considered an independent director under the standards established by the SEC and the rules of the Nasdaq Stock Market. Our Corporate Governance and Nominating Committee charter is available on our website at www.vistagen.com. Under its charter, the Corporate Governance and Nominating Committee is primarily responsible for, among other things, the following:

●
monitoring the size and composition of the Board;

●
making recommendations to the Board with respect to the nominations or elections of our directors;

●
reviewing the adequacy of our corporate governance policies and procedures and our Code of Business Conduct and Ethics, and recommending any proposed changes to the Board for approval; and

●
considering any requests for waivers from our Code of Business Conduct and Ethics and ensure that we disclose such waivers as may be required by the exchange on which we are listed, if any, and rules and regulations of the SEC.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board currently consists of Mr. Saxe and Dr. Gin, each of whom is an independent, nonemployee director. None of the members of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Board Leadership Structure

The Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer, who is also a member of our Board, is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for the Board meetings and presides over meetings of the Board. Although these roles are currently separate, the Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may, in the future, serve as both the Chief Executive Officer and Chairman of the Board.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our employees, officers and directors. Our Code of Business Conduct and Ethics is available on our website at www.vistagen.com.  We intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website or in filings with the SEC under the Exchange Act.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, California 94080
Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management and OUM & Co. LLP (OUM), our independent registered public accounting firm, the audited consolidated financial statements in the VistaGen Therapeutics, Inc. Annual Report on Form 10-K for the year ended March 31, 2021. The Audit Committee also discussed with OUM those matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

OUM also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2021.

Respectfully Submitted by: MEMBERS OF THE AUDIT COMMITTEE Jon S. Saxe, Audit Committee Chairman Jerry B. Gin Brian J. Underdown
Dated: June 22, 2021

As noted in Proposal No. 3 below, on July 15, 2021, WithumSmith+Brown, PC, an independent registered public accounting firm (Withum), acquired certain assets of OUM. As a result, on July 15, 2021, OUM resigned as the Company’s independent registered public accounting firm. Concurrent with such resignation, the Company, with the approval of its Audit Committee, consented to the engagement of Withum. Withum is the Company’s new independent registered public accounting firm, effective July 15, 2021.

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2019 OMNIBUS EQUITY INCENTIVE PLAN

General

Our Board unanimously approved the Company’s 2019 Omnibus Equity Incentive Plan (the 2019 Plan), on May 27, 2019, and our stockholders adopted it and ratified all previously issued grants on September 5, 2019. A total of 7.5 million shares of our common stock were initially authorized for issuance under the 2019 Plan. Additionally, upon approval of the 2019 Plan, all shares of common stock remaining authorized and available for issuance under the Company’s predecessor Amended and Restated 2016 Stock Incentive Plan (the 2016 Plan), approximately 1.4 million shares, automatically became available for issuance under the 2019 Plan.

Why We Are Asking Our Stockholders to Approve the Amended 2019 Plan

As of the date of this Proxy Statement, approximately 0.9 million shares remained available for future equity grants under our 2019 Plan. In addition, the 2019 Plan contains certain provisions our Board no longer believes are beneficial to the Company or its stockholders. Accordingly, on July 28, 2021, at the recommendation of the Compensation Committee of our Board, our Board unanimously approved of an amendment and restatement of the 2019 Plan (the Amended 2019 Plan), a copy of which is attached to this Proxy Statement as Appendix A, to implement the following changes to the 2019 Plan:

●
increase of the authorized shares of common stock under the Amended 2019 Plan from 7.5 million shares to 18 million shares, which we believe which will enable us to have a competitive equity incentive program to compete with our peer group for key talent; and

●
prohibit repricing of certain awards issued pursuant to the Amended 2019 Plan, including stock options and stock appreciation rights;

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

Below is a summary of the terms and conditions of the Amended 2019 Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the Amended 2019 Plan.

Summary of the Amended 2019 Plan

Awards and Eligible Participants
The Amended 2019 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2019 Plan is also designed to align employees’ interests with stockholder interests.

The Amended 2019 Plan provides for the grant of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, and other stock-based awards, and performance awards, collectively referred to as “Awards”. Awards may be granted under the Amended 2019 Plan to officers, employees and consultants of the Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of the Company or one of our subsidiaries.

Plan Administration
The Amended 2019 Plan is administered by the Compensation Committee of the Board. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

The Compensation Committee sets stock option exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the Amended 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR.

The Compensation Committee may also grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee.

The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. At March 31, 2021, the Compensation Committee has not granted any performance awards.

Authorized Shares
A total of 7.5 million shares of common stock was initially authorized for issuance under the 2019 Plan. In the event our stockholders approve this Proposal No. 2 at the Annual Meeting, a total of 18 million shares of our common stock will become available for issuance under the Amended 2019 Plan.

In the event any award under the Amended 2019 Plan is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Amended 2019 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the Amended 2019 Plan.

Vesting
No more than 25% of any equity-based awards granted under the Amended 2019 Plan may vest on the grant date of such award. The Board believes this provision will provide the Company the necessary flexibility to issue Awards that will both attract new talent, particularly as the Company advances its late-stage clinical development and commercialization plans for its drug candidates and provide incentives sufficient to retain the Company’s existing employees and directors.

This requirement does not apply to (i) substitute awards resulting from acquisitions or (ii) shares delivered in lieu of fully vested cash awards. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise. Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no consideration.

Option Repricing	The Amended 2019 Plan does not permit repricing of outstanding stock options.
Change of Control
In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any outstanding Award, including stock options or restricted stock units.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) subject to certain limitations, adjusting the terms of the award in a manner determined by the Compensation Committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in Control” is defined under the Amended 2019 Plan and requires consummation of the applicable transaction.

Termination
Unless earlier terminated by the Board, the Amended 2019 Plan will terminate, and no further awards may be granted, on September 5, 2029, which is ten years after the date on which the 2019 Plan was approved by our stockholders. The Board may amend, suspend or terminate the Amended 2019 Plan at any time. To the extent necessary to comply with applicable provisions of U.S. federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein, we will obtain stockholder approval of any such amendment to the Amended 2019 Plan in such a manner and to such a degree as required. The amendment, suspension or termination of the Amended 2019 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Plan Benefits

Participation in the Amended 2019 Plan is entirely within the discretion of the Compensation Committee. Because we cannot predict the predict the rate at which the Compensation Committee will issue Awards or the terms of Awards granted under the Amended 2019 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the Amended 2019 Plan in the future.

The following table discloses all awards granted to the persons or groups specified below under the 2019 Plan during our fiscal year ended March 31, 2021:

Name and Position	No. of Shares
Shawn K. Singh, JD	600,000
Chief Executive Officer and Director

H. Ralph Snodgrass, Ph.D.	300,000
President, Chief Scientific Officer

Mark A Smith, MD, Ph.D.	300,000
Chief Medical Officer

Jerrold D. Dotson	300,000
Vice President, Chief Financial Officer, Secretary

Independent Directors	600,000

Employees (excluding executive officers) and consultants	2,890,000

Total	4,990,000

Vote Required and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the Amended 2019 Plan. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 2.

The Board unanimously recommends that stockholders vote “FOR” approval of the Amended 2019 Plan.

EXECUTIVE COMPENSATION

Executive Officers

The Company’s executive officers are appointed by the Board of Directors (the Board) and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Position
Shawn K. Singh, J.D.	58	Chief Executive Officer and Director
H. Ralph Snodgrass, Ph.D.	71	President and Chief Scientific Officer
Mark A. Smith, M.D., Ph.D.	65	Chief Medical Officer
Ann M. Cunningham, MBA	53	Chief Commercial Officer and Director
Jerrold D. Dotson, CPA	68	Vice President, Chief Financial Officer and Secretary

Shawn K. Singh, J.D. Please see Mr. Singh’s biography on page 5 of this Proxy Statement, under the section titled “Directors.”

H. Ralph Snodgrass, Ph.D. co-founded VistaGen California with Dr. Gordon Keller in 1998 and served as the Chief Executive Officer of VistaGen California until August 2009. Dr. Snodgrass has served as the President and Chief Scientific Officer of VistaGen California from inception to the present, and in the same positions with the Company following the completion of the Merger. He served as a member of the Board of Directors of VistaGen California from 1998 to 2011. He was appointed to serve on our Board after the completion of the Merger and served as a Director until June 30, 2021. Prior to founding VistaGen California, Dr. Snodgrass served as a key member of the executive management team that led Progenitor, Inc., a biotechnology company focused on developmental biology, through its initial public offering, and was its Chief Scientific Officer from June 1994 to May 1998, and its Executive Director from July 1993 to May 1994. He received his Ph.D. in immunology from the University of Pennsylvania and has 28 years of experience in senior biotechnology management and over 10 year’s research experience as an assistant professor at the Lineberger Comprehensive Cancer Center, University of North Carolina Chapel Hill School of Medicine, and as a member of the Institute for Immunology, Basel, Switzerland. Dr. Snodgrass is a past Board Member of the Emerging Company Section of the Biotechnology Industry Organization (BIO), and past member of the International Society of Stem Cell Research (ISSCR) Industry Committee. Dr. Snodgrass has published more than 95 scientific papers, is the inventor on more than 21 patents and a number of patent applications, has been the Principal Investigator on U.S. federal and private foundation sponsored research grants with budgets totaling more than $14.5 million and is recognized as an expert in stem cell biology with more than 32 years’ experience in the uses of stem cells as biological tools for research, drug discovery and development.

Mark A. Smith, M.D., Ph.D. has served as our Chief Medical Officer since June 2016.  Dr. Smith served as the Clinical Lead for Neuropsychiatry at Teva Pharmaceuticals from November 2013 through June 2016.  He served as Senior Director of Experimental Medicine, Global Clinical Development and Innovation at Shire Pharmaceuticals from September 2012 to October 2013 and at AstraZeneca Pharmaceutical Company as Executive Director of Clinical Development and in other senior positions from June 2000 through September 2012. He served as a Senior Investigator and Principal Research Scientist in CNS Diseases Research at DuPont Pharmaceutical Company from 1996 to 2000 and in the Biological Psychiatry and Clinical Neuroendocrinology Branches of the National Institute of Mental Health from 1987 through 1996.  Dr. Smith has significant expertise in drug discovery and development and clinical trial design and execution, having directed approximately fifty clinical trials from Phase 0 through Phase II B and served as project leader in both the discovery and development of approximately twenty investigational new drugs aimed at depression, anxiety, schizophrenia and other disorders.  Dr. Smith received his Bachelor of Science and Master of Science degrees in Molecular Biophysics and Biochemistry from Yale University; his M.D and Ph.D. in Physiology and Pharmacology from the University of California, San Diego and completed his residency at Duke University Medical Center.

Ann M. Cunningham, MBA. Please see Ms. Cunningham’s biography on page 5 of this Proxy Statement, under the section titled “Directors.”

Jerrold D. Dotson, CPA has served as our Chief Financial Officer since September 2011, as our Corporate Secretary since October 2013 and as a Vice President since February 2014. Mr. Dotson served as Corporate Controller for Discovery Foods Company, a privately held Asian frozen foods company from January 2009 to September 2011.  From February 2007 through September 2008, Mr. Dotson served as Vice President, Finance and Administration (principal financial and accounting officer) for Calypte Biomedical Corporation (OTCBB: CBMC), a publicly held biotechnology company.  Mr. Dotson served as Calypte’s Corporate Secretary from 2001 through September 2008.  He also served as Calypte’s Director of Finance from January 2000 through July 2005 and was a financial consultant to Calypte from August 2005 through January 2007.  Prior to joining Calypte, from 1988 through 1999, Mr. Dotson worked in various financial management positions, including Chief Financial Officer, for California & Hawaiian Sugar Company, a privately held company.  Mr. Dotson is licensed as a CPA in California and received his B.S. degree in Business Administration with a concentration in accounting from Abilene Christian College.

Our Compensation Objectives

Our compensation practices are designed to attract key employees and to retain, motivate and reward our executive officers for their performance and contribution to our long-term success. Our Board, through the Compensation Committee, seeks to compensate our executive officers by combining short and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives, and to align executive officers’ incentives with stockholder value creation. When possible, the Compensation Committee seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial or business development goals. Also, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, the compensation committee seeks to set performance goals that reach across all business areas and include achievements in finance/business development and corporate development.

The Compensation Committee makes decisions regarding salaries, annual bonuses, if any, and equity incentive compensation for our executive officers, approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and our other executive officers. The Compensation Committee solicits input from our Chief Executive Officer regarding the performance of our other executive officers. Finally, the Compensation Committee also administers our incentive compensation and benefit plans.

Although we have no formal policy for a specific allocation between current and long-term compensation, or cash and non-cash compensation, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, we seek to implement a pay mix for our officers with a relatively equal balance of both, providing a competitive salary with a significant portion of compensation awarded on both corporate and personal performance.

Compensation Components

As a general rule, and when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, our compensation consists primarily of three elements: base salary, annual bonus and long-term equity incentives. We describe each element of compensation in more detail below.

Base Salary

Base salaries for our executive officers are established based on the scope of their responsibilities and their prior relevant experience, taking into account competitive market compensation paid by other companies in our industry for similar positions and the overall market demand for such executives, both initially at the time of hire and thereafter, to ensure that we retain our executive management team. An executive officer’s base salary is also determined by reviewing the executive officer’s other compensation to ensure that the executive officer’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed periodically as deemed necessary by the Compensation Committee and increased for merit reasons, based on the executive officers’ success in meeting or exceeding individual objectives. Additionally, we may adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities.

Annual Bonus

The Compensation Committee assesses the level of the executive officer’s achievement of meeting individual goals, as well as that executive officer’s contribution towards our corporate-wide goals. The amount of the cash bonus depends on the level of achievement of the individual performance goals, with a target bonus generally set as a percentage of base salary and based on the achievement of pre-determined milestones.  For the year ended March 31, 2020, each Named Executive Officer (NEO) serving during that period was awarded a bonus by the Compensation Committee in the amount set forth in the Summary Compensation Table below. At the time of this Proxy Statement, the Compensation Committee has not determined or awarded a bonus to any NEO for our fiscal year ended March 31, 2021. Payment of a bonus to a NEO for our fiscal year ended March 31, 2021, if any, is at the discretion of the Compensation Committee which may consider factors other than attainment of individual or corporate goals in its determination of bonus amounts to be granted.

Long-Term Equity Incentives

The Compensation Committee believes that to attract and retain management, employees and independent directors, the compensation paid to these persons should include non-cash equity-based compensation, in addition to base salary and potential annual cash incentives, that is competitive with peer companies. The Compensation Committee determines the amount and terms of non-cash equity-based compensation granted under our stock option plans or pursuant to other awards made to our executives, employees and independent directors. Any long-term equity compensation granted to our management, employees and independent directors does not represent cash payments made to such individuals, and there is no guarantee that any recipients of awards granted as long-term equity compensation will realize any cash value as a result of the awards.

During the year ended March 31, 2021, the Compensation Committee granted stock options to management, employees and independent directors as a part of each individual's long-term compensation. The options have a term of ten years, and an exercise price that was at or above the market price of our common stock on the grant date, which the Compensation Committee believes align the long-term interests of our management, employees and independent directors with those of our stockholders.

2021 Summary Compensation Table

The following table shows information regarding the compensation of our NEOs for services performed in the fiscal years ended March 31, 2021 and 2020.

Name and Principal	Fiscal	Salary	Bonus(7)	Option Awards (1)(8)(9)	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)

Shawn K. Singh, J.D. (2)	2021	511,000	$333,660	439,618	-	1,284,278
Chief Executive Officer	2020	498,000	-	435,667	-	933,667

H. Ralph Snodgrass, Ph.D. (3)	2021	422,638	125,055	219,424	-	767,117
President, Chief Scientific Officer	2020	416,850	-	254,405	-	671,255

Mark A. Smith, M.D., Ph.D. (4)	2021	422,638	125,055	219,445	-	767,138
Chief Medical Officer	2020	416,850	-	179,988	-	596,838

Jerrold D. Dotson (5)	2021	374,375	110,250	219,399	-	704,024
Vice President, Chief Financial Officer and Secretary	2020	367,500	-	229,571	-	597,071

Ann M. Cunningham (6)	2021	-	-	-	-	-
Chief Commercial Officer	2020	-	-	-	-	-

(1)
The amounts in the Option Awards column represent the aggregate grant date fair value of options to purchase shares of our common stock awarded to the NEOs during the fiscal year presented, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC 718 ). The amounts in this column do not represent any cash payments actually received by the NEOs with respect to any of such options to purchase shares of our common stock awarded to them during the periods presented. With the exception of Mr. Dotson, who in June 2021 exercised and held certain vested options granted during the fiscal years ended 2020 and 2021, none of the NEOs have exercised any of such options to purchase common stock granted during the fiscal years ended 2020 or 2021, and there can be no assurance that any of them will ever realize any of the ASC 718 grant date fair value amounts presented in the Option Awards column.

(2)
Mr. Singh became Chief Executive Officer of VistaGen Therapeutics, Inc. (a California corporation) (VistaGen California ) on August 20, 2009 and our Chief Executive Officer in May 2011, in connection with the Merger. Pursuant to his January 2010 employment agreement, as amended in June 2016, Mr. Singh’s annual base cash salary, was contractually set at $395,000. The Compensation Committee has since adjusted Mr. Singh’s base annual salary to $498,000 effective in April 2019 and to $550,000 effective in January 2021. Pursuant to his employment agreement, Mr. Singh is eligible to receive an annual cash incentive bonus of up to fifty percent (50%) of his base cash salary.

(3)
Through August 20, 2009, Dr. Snodgrass served as VistaGen California’s President and Chief Executive Officer, at which time he became its President and Chief Scientific Officer. He became our President and Chief Scientific Officer in May 2011, in connection with the Merger.  Pursuant to his January 2010 employment agreement, as amended in June 2016, Dr. Snodgrass’ annual base cash salary, was contractually set at $350,000. The Compensation Committee has since adjusted Dr. Snodgrass’ base annual salary to $416,850 effective in April 2019 and to $440,000 effective in January 2021. Pursuant to his employment agreement, Dr. Snodgrass is eligible to receive an annual cash incentive bonus of up to fifty percent (50%) of his base cash salary.

(4)
Dr. Smith has served as our Chief Medical Officer since June 2016. During our fiscal year ended March 31, 2020, Dr. Smith’s annual base cash salary was $416,850. The Compensation Committee adjusted Dr. Smith’s base annual salary to $440,000 effective in January 2021.

(5)
Mr. Dotson has served as our Chief Financial Officer since September 2011. During our fiscal year ended March 31, 2020, Mr. Dotson’s annual base cash salary was $367,500. The Compensation Committee adjusted Mr. Dotson’s base annual salary to $395,000 effective in January 2021.

(6)
Ms. Cunningham was an independent director until she joined the Company as Chief Commercial Officer in May 2021. Accordingly, her compensation is reported in the section captioned Director Compensation above. Upon her employment with the Company, her annual base cash salary was set at $425,000.

(7)
Amounts reported in the Bonus column for fiscal 2021 reflect bonuses awarded by the Compensation Committee and earned during the period from April 1, 2019 through December 31, 2020 by each NEO for attainment of performance-based objectives during that period. No cash bonus awards were approved by the Compensation Committee or paid to the NEOs during the fiscal year ended March 31, 2020.

(8)
The amounts in the table below do not represent any cash payments actually received by the NEOs with respect to any of such options to purchase shares of our common stock awarded to them during the periods presented. Rather, the table below provides information regarding the option awards we granted to the NEOs during Fiscal 2021 and 2020 and the assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair values of the respective awards.

Option Award Compensation –	Option Grant	Option Grant
Fiscal Year Ended March 31, 2021	4/23/2020	12/30/2020	Total

Mr. Singh	$80,404	$359,214	$439,618
Dr. Snodgrass	$40,202	$179,222	$219,424
Dr. Smith	$40,188	$179,257	$219,445
Mr. Dotson	$40,177	$179,222	$219,399

Option Shares Granted -	Option Grant	Option Grant
Fiscal Year Ended March 31, 2021	04/23/2020	12/30/2020	Total

Mr. Singh	300,000	300,000	600,000
Dr. Snodgrass	150,000	150,000	300,000
Dr. Smith	150,000	150,000	300,000
Mr. Dotson	150,000	150,000	300,000

Option Award Assumptions –	Option Grant	Option Grant
Fiscal Year Ended March 31, 2021	4/23/2020	12/30/2020

Market price per share	$0.398	$1.77
Exercise price per share	$0.398	$1.77
Risk-free interest rate	0.40%	0.43%
Volatility	83.89%	84.27%
Expected term (years)	5.39	5.39
Dividend rate	0.0%	0.0%

Fair value per share	$0.27	$1.20
Aggregate shares	750,000	750,000

(9)
The amounts in the table below do not represent any cash payments actually received by the NEOs with respect to any of such options to purchase shares of our common stock awarded to them during the periods presented. Rather, the table below provides information regarding the option awards we granted to the NEO’s during Fiscal 2020 and the assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair values of the respective awards.

Option Award Compensation –	Option Grant	Option Grant	Option Grant
Fiscal Year Ended March 31, 2020	5/23/2019	9/5/2019	10/21/2019	Total

Mr. Singh	$42,182	$95,803	$297,682	$435,667
Dr. Snodgrass	80,747	-	173,658	254,405
Dr. Smith	80,747	-	99,241	179,988
Mr. Dotson	80,747	-	148,824	229,571
	$284,423	$95,803	$719,405	$1,099,631

Option Shares Granted -	Option Grant	Option Grant	Option Grant
Fiscal Year Ended March 31, 2020	5/23/2019	9/5/2019	10/21/2019	Total

Mr. Singh	80,000	170,000	300,000	550,000
Dr. Snodgrass	150,000	-	175,000	325,000
Dr. Smith	150,000	-	100,000	250,000
Mr. Dotson	150,000	-	150,000	300,000
	530,000	170,000	725,000	1,425,000

Option Award Assumptions –	Option Grant	Option Grant	Option Grant
Fiscal Year Ended March 31, 2020	5/23/2019	9/5/2019	10/21/2019

Market price per share	$0.80	0.84	$1.41
Exercise price per share	$1.00	1.00	$1.41
Risk-free interest rate	2.13%	1.45%	1.62%
Volatility	85.9%	86.0%	87.5%
Expected term (years)	5.58	5.58	5.39
Dividend rate	0.0%	0.0%	0.0%
Fair value per share	$0.54	0.56	$0.99
Aggregate shares	530,000	170,000	725,000

No NEO is entitled to receive, nor has any NEO received, any perquisites or other personal benefits that, in the aggregate, are worth over $50,000 or over 10% of their base salary.

Benefit Plans

401(k) Plan

We maintain, through a registered agent, a retirement and deferred savings plan for our officers and employees. This plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. The retirement and deferred savings plan provides that each participant may contribute a portion of his or her pre-tax compensation, subject to statutory limits. Under the plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. The retirement and deferred savings plan also permits us to make discretionary contributions subject to established limits and a vesting schedule.  To date, we have not made any discretionary contributions to the retirement and deferred savings plan on behalf of participating employees.

2019 Employee Stock Purchase Plan

Following the approval of our 2019 Employee Stock Purchase Plan (the 2019 ESPP) by our stockholders in September 2019, the 2019 ESPP became operational effective January 1, 2020. Under our 2019 ESPP, shares of our common stock will be available for purchase by eligible employees, including our NEOs, who participate in the plan. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of our common stock at a discount to the market price during periodic option periods under the 2019 ESPP. At March 31, 2021, two option periods have been completed under the 2019 ESPP.  The initial option period under the 2019 ESPP was completed on June 30, 2020 and Mr. Singh, Dr. Snodgrass, Dr. Smith and Mr. Dotson each purchased 5,000 shares of our common stock, the maximum number of shares each such NEO is permitted to purchase during any option period pursuant to the 2019 ESPP, at a price of $0.448 per share in accordance with the provisions of the 2019 ESPP. The second option period under the 2019 ESPP was completed on December 31, 2020 and each of the NEOs again purchased 5,000 shares of our common stock at a price of $0.4521 per share in accordance with the provisions of the 2019 ESPP.

The third option period under the 2019 ESPP was completed on June 30, 2021 and Mr. Singh, Dr. Snodgrass, Dr. Smith and Mr. Dotson purchased 5,000 shares; 3,391 shares, 2,260 shares and 3,044 shares of our common stock, respectively, at a price of $1.9465 per share in accordance with the provisions of the 2019 ESPP.

Outstanding Warrants and Options at March 31, 2021

The following table provides information regarding each unexercised stock option and warrant to purchase shares of our common stock held by each of the NEOs as of March 31, 2021

	Stock Options and Warrants at March 31, 2021
Name	Number of Securities Underlying Unexercised Options and Warrants (#) Exercisable		Number of Securities Underlying Unexercised Options and Warrants (#) Unexercisable		Exercise Price ($)	Expiration Date

Shawn K. Singh, J.D.	5,000		-		1.50	4/26/2021
	72,000		-		7.00	3/3/2023
	200,000	(1)	-	(1)	1.50	6/19/2026
	100,000		-		1.50	11/9/2026
	175,000		-		1.50	4/26/2027
	125,000		-		1.56	9/19/2027
	300,000		-		1.16	2/2/2028
	220,000	(2)	-	(2)	1.70	1/14/2029
	68,337	(4)	11,663	(4)	1.00	5/23/2029
	106,250	(6)	63,750	(6)	1.00	9/5/2029
	234,375	(7)	65,625	(7)	1.41	10/21/2029
	178,125	(8)	121,875	(8)	0.398	4/23/2030
	103,125	(9)	196,875	(9)	1.77	12/30/2030
Total:	1,887,212		459,788

H. Ralph Snodgrass, Ph.D.	50,000		-		7.00	3/3/2023
	125,000	(1)	-	(1)	1.50	6/19/2026
	80,000		-		1.50	11/9/2026
	125,000		-		1.50	4/26/2027
	100,000		-		1.56	9/19/2027
	175,000		-		1.16	2/2/2028
	125,000	(3)	-	(4)	1.27	8/5/2028
	106,250	(5)	43,750	(8)	1.00	5/23/2029
	136,719	(7)	38,281	(10)	1.41	10/21/2029
	89,063	(8)	60,937		0.398	4/23/2030
	51,563	(9)	98,437		1.77	12/30/2030
Total:	1,163,595		241,405

Mark A. Smith, M.D. Ph.D.	180,000	(1)	-	(1)	1.50	6/19/2026
	80,000		-		1.50	11/9/2026
	125,000		-		1.50	4/26/2027
	100,000		-		1.56	9/19/2027
	200,000		-		1.16	2/2/2028
	100,000	(3)	-	(3)	1.27	8/5/2028
	106,250	(5)	43,750	(5)	1.00	5/23/2029
	78,125	(7)	21,875	(7)	1.41	10/21/2029
	89,063	(8)	60,937	(8)	0.398	4/23/2030
	51,563	(9)	98,437	(9)	1.77	12/30/2030
Total:	1,110,001		224,999

Jerrold D. Dotson	5,001		-		1.50	10/30/2022
	1,000		-		1.50	10/27/2023
	10,000		-		7.00	3/3/2023
	75,000	(1)	-	(1)	1.50	6/19/2026
	50,000		-		1.50	11/9/2026
	100,000		-		1.50	4/26/2027
	100,000		-		1.56	9/19/2027
	200,000		-		1.16	2/2/2028
	100,000	(3)	-	(3)	1.27	8/5/2028
	106,250	(5)	43,750	(5)	1.00	5/23/2029
	117,188	(7)	32,812	(7)	1.41	10/21/2029
	89,063	(8)	60,937	(8)	0.398	4/23/2030
	51,563	(9)	98,437	(9)	1.77	12/30/2030
Total:	1,005,065		235,936

Ann M. Cunningham	25,000		-		1.74	1/10/2029
	35,417	(5)	14,583	(5)	1.00	5/23/2029
	58,594	(7)	16,406	(7)	1.41	10/21/2029
	44,531	(8)	30,469	(8)	0.398	4/23/2030
	25,781	(9)	49,219	(9)	1.77	12/30/2030
Total:	189,323		101,677

(1)
Represents an option to purchase shares of our common stock at $3.49 per share granted on June 19, 2016 when the market price of our common stock was $3.49 per share. The option became exercisable for 25% of the shares granted on June 19, 2017 with the remaining shares becoming exercisable ratably monthly through June 19, 2020, when all shares granted became fully exercisable. The exercise price of the option was reduced to $1.50 per share on August 29, 2018.

(2)
Represents an option to purchase shares of our common stock at $1.70 per share granted on January 14, 2019 when the market price of our common stock was $1.70 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through January 14, 2021, when all shares granted became fully exercisable.

(3)
Represents an option to purchase shares of our common stock at $1.27 per share granted on August 5, 2018 when the market price of our common stock was $1.27 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through August 5, 2020, when all shares granted became fully exercisable.

(4)
Represents an option to purchase shares of our common stock at $1.00 per share granted on May 23, 2019 when the market price of our common stock was $0.80 per share. The option became exercisable for 62.5% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through May 23, 2022, when all shares granted will be fully exercisable.

(5)
Represents an option to purchase shares of our common stock at $1.00 per share granted on May 23, 2019 when the market price of our common stock was $0.80 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through May 23, 2022, when all shares granted will be fully exercisable.

(6)
Represents an option to purchase shares of our common stock at $1.00 per share granted on September 5, 2019 when the market price of our common stock was $0.84 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through September 5, 2022, when all shares granted will be fully exercisable.

(7)
Represents an option to purchase shares of our common stock at $1.41 per share granted on October 21, 2019 when the market price of our common stock was $1.41 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through October 21, 2021, when all shares granted will be fully exercisable.

(8)
Represents an option to purchase shares of our common stock at $0.398 per share granted on April 23, 2020 when the market price of our common stock was $0.398 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through April 23, 2022, when all shares granted will be fully exercisable.

(9)
Represents an option to purchase shares of our common stock at $1.77 per share granted on December 30, 2020 when the market price of our common stock was $1.77 per share. The option became exercisable for 25% of the shares granted immediately upon grant, with the remaining shares becoming exercisable ratably monthly through December 30, 2022, when all shares granted will be fully exercisable.

Employment or Severance Agreements

We have employment agreements with Mr. Singh and Dr. Snodgrass, the material terms of which are described below.

Agreement with Mr. Singh

We entered into an employment agreement with Mr. Singh on April 28, 2010. Under the agreement, as amended on June 22, 2016, Mr. Singh’s base salary was increased from $347,500 per year to $395,000 per year, effective June 16, 2016. The Compensation Committee has subsequently adjusted Mr. Singh’s base annual salary to $477,000 effective in July 2018, to $498,000 effective in April 2019 and to $550,000 effective in January 2021. Under his agreement, Mr. Singh is eligible to receive an annual incentive cash bonus of up to 50% of his base salary. The Compensation Committee awarded Mr. Singh a cash bonus of $333,660 for attainment of performance-based objectives during the 21-month period from April 1, 2019 through December 31, 2020. The award of his incentive bonus, if any, is at the discretion of the Compensation Committee of our Board of Directors. In the event we terminate Mr. Singh’s employment without cause, he is entitled to receive severance in an amount equal to:

●
twelve months of his then-current base salary payable in the form of salary continuation;

●
a pro-rated portion of the incentive cash bonus that the Board of Directors determines in good faith that Mr. Singh earned prior to his termination; and

●
such amounts required to reimburse him for Consolidated Omnibus Budget Reconciliation Act (COBRA) payments for continuation of his medical health benefits for such twelve-month period.

In addition, in the event Mr. Singh terminates his employment with “good reason” following a “change of control” (each as defined below), he is entitled to twelve months of his then-current base salary payable in the form of salary continuation.

Agreement with Dr. Snodgrass

We entered into an employment agreement with Dr. Snodgrass on April 28, 2010. Under the agreement, as amended on June 22, 2016, Dr. Snodgrass’s base salary was increased from $305,000 per year to $350,000 per year, effective June 16, 2016. The Compensation Committee has subsequently adjusted Dr. Snodgrass’ base annual salary to $397,000 effective in July 2018, to $416,850 effective in April 2019 and to $440,000 effective in January 2021. Under his agreement, Dr. Snodgrass is eligible to receive an annual incentive cash bonus of up to 50% of his base salary. The Compensation Committee awarded Dr. Snodgrass a cash bonus of $125,055 for attainment of performance-based objectives during the 21-month period from April 1, 2019 through December 31, 2020. The award of his incentive bonus, if any, is at the discretion of the Compensation Committee of the Board of Directors. In the event we terminate Dr. Snodgrass’s employment without cause, he is entitled to receive severance in an amount equal to:

●
twelve months of his then-current base salary payable in the form of salary continuation;

●
a pro-rated portion of the incentive bonus that the Board of Directors determines in good faith that Dr. Snodgrass earned prior to his termination; and

●
such amounts required to reimburse him for COBRA payments for continuation of his medical health benefits for such twelve-month period.

In addition, in the event Dr. Snodgrass terminates his employment with "good reason" (as defined below), he is entitled to twelve months of his then-current base salary payable in the form of salary continuation.

Change of Control Provisions

Pursuant to each of their respective employment agreements, Dr. Snodgrass is entitled to severance if he terminates his employment at any time for “good reason” (as defined below), while Mr. Singh is entitled to severance if he terminates his employment for good reason after a change of control. Under their respective agreements, “good reason” means any of the following events, if we affect the event without the executive’s consent (subject to our right to cure):

●
a material reduction in the executive’s responsibility; or

●
a material reduction in the executive’s base salary except for reductions that are comparable to reductions generally applicable to similarly situated executives of VistaGen.

Furthermore, pursuant to their respective employment agreements and their stock option award agreements, as amended, in the event we terminate the executive without cause within twelve months of a change of control, the executive’s remaining unvested option shares become fully vested and exercisable. Upon a change of control in which the successor corporation does not assume the executive’s stock options, the stock options granted to the executive become fully vested and exercisable.

Pursuant to their respective employment agreements, a change of control occurs when: (i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than VistaGen, a subsidiary, an affiliate, or a VistaGen employee benefit plan, including any trustee of such plan acting as trustee) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of VistaGen representing 50% or more of the combined voting power of VistaGen’s then outstanding securities; (ii) a sale of substantially all of VistaGen’s assets; or (iii) any merger or reorganization of VistaGen whether or not another entity is the survivor, pursuant to which the holders of all the shares of capital stock of VistaGen outstanding prior to the transaction hold, as a group, fewer than 50% of the shares of capital stock of VistaGen outstanding after the transaction.

In the event that, following termination of employment, amounts are payable to an executive pursuant to his employment agreement, the executive’s eligibility for severance is conditioned on executive having first signed a release agreement.

Pursuant to their respective employment agreements, the estimated amount that could be paid by us assuming that a change of control occurred on the last business day of our current fiscal year, is $550,000 for Mr. Singh and $440,000 for Dr. Snodgrass, excluding any pro-rated portion of an annual or periodic bonus and the imputed value of accelerated vesting of stock options, if any.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
OUM & CO. LLP TO SERVE AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee of the Board, the Board appointed OUM & Co. LLP (OUM) as our independent registered public accounting firm for the current fiscal year. Subsequently, on July 15, 2021, WithumSmith+Brown, PC, an independent registered public accounting firm (Withum), acquired certain assets of OUM. As a result, on July 15, 2021, OUM resigned as the Company’s independent registered public accounting firm. Concurrent with such resignation, the Company, with the approval of its Audit Committee, consented to the engagement of Withum. Withum is the Company’s new independent registered public accounting firm, effective July 15, 2021, and the Board hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of Withum as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Withum will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Fees and Services

OUM served as our independent registered public accounting firm for the fiscal years ended March 31, 2021 and 2020. Information provided below includes fees for professional services provided to us by OUM for our fiscal years ended March 31, 2021 and 2020.

	Fiscal Years Ended March 31,
	2021	2020

Audit fees	$258,600	$242,500
Audit-related fees	94,000	22,400
Tax fees	14,000	16,000
All other fees	-	-
Total fees	$366,600	$280,900

 Audit Fees:

Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended March 31, 2021 and 2020, and for services normally provided by OUM in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees:

Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During our fiscal years ended March 31, 2021 and 2020, OUM billed the Company for services related to comfort letters and consents for the use of its audit opinion in our filings of Registration Statements on Form S-3, Form S-1, and Form S-8 that included or incorporated by reference the Company’s audited financial statements for the fiscal years ended March 31, 2020 and 2019.

Tax Fees:

Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended March 31, 2020 and 2019.

All Other Fees:

All other fees include fees for products and services other than those described above.  During our fiscal years ended March 31, 2021 and 2020, no such fees were billed by OUM.

Required Vote and Recommendation

Ratification of the selection of Withum as the Company’s independent registered public accounting firm for our fiscal year ending March 31, 2022 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Withum as the Company’s independent registered public accounting firm for our fiscal year ending March 31, 2022.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the selection of Withum as our independent registered public accounting firm for our fiscal year ending March 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 23, 2021 for:

●
each stockholder known by us to be the beneficial owner of more than five percent (5%) of shares of our common stock;

●
each of our directors;

●
each of our named executive officers; and

●
all of our directors and executive officers as a group.

Applicable percentage ownership is based on 192,098,965 shares of common stock outstanding at July 23, 2021.

In computing the percentage of shares of common stock beneficially owned, we deemed to be outstanding all shares of common stock subject to options or warrants and all shares of our Series A Preferred Stock, Series B 10% Convertible Preferred Stock and Series C Convertible Preferred Stock held by that person or entity that are currently exercisable or exchangeable or that will become exercisable or exchangeable within 60 days of July 23, 2021.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o VistaGen Therapeutics, Inc., 343 Allerton Avenue, South San Francisco, California 94080.

Beneficial Ownership of Common Stock:

Name and address of beneficial owner	Number of shares beneficially owned	Percent of shares beneficially owned (1)
Executive officers and directors:
Shawn K. Singh, J.D.(2)	2,129,237	1.10%
H. Ralph Snodgrass, Ph.D. (3)	1,350,021	*
Mark A. Smith, M.D., Ph.D. (4)	1,203,510	*
Ann M. Cunningham, MBA (5)	232,031	*
Jerrold D. Dotson (6)	1,072,112	*
Jon S. Saxe, J.D., LL.M. (7)	580,282	*
Joanne Curley, Ph.D. (8)	25,000	*
Margaret M. FitzPatrick, M.A. (9)	12,500	*
Jerry B. Gin, Ph.D., MBA (10)	742,031	*
Mary L. Rotunno, J.D. (11)	12,500	*

All executive officers and directors as a group (10 persons) (12)	7,309,224	3.67%

5% Stockholders:
Entities associated with New Enterprise Associates (13)	16,302,596	8.49%
Entities affiliated with Venrock (14)	16,047,286	8.35%
Acuta Capital Partners, LLC (15)	12,295,767	6.40%
Franklin Advisors, Inc. (16)	10,865,937	5.66%

____________________
*    less than 1%

(1)	Based on 192,098,965 shares of common stock issued and outstanding as of July 23, 2021.

(2)	Includes options to purchase 1,985,628 shares of common stock and warrants to purchase 72,000 restricted shares of common stock exercisable within 60 days of July 23, 2021.

(3)	Includes options to purchase 1,208,906 shares of common stock and warrants to purchase 50,000 restricted shares of common stock exercisable within 60 days of July 23, 2021.

(4)	Includes options to purchase 1,191,250 shares of common stock exercisable within 60 days of July 23, 2021.

(5)	Includes options to purchase 232,031 shares of common stock exercisable within 60 days of July 23, 2021.

(6)
Includes options to purchase 959,866 shares of common stock, including options to purchase 626 shares of common stock held by Mr. Dotson’s wife, and warrants to purchase 10,000 restricted shares of common stock exercisable within 60 days of July 23, 2021.

(7)	Includes options to purchase 517,031 shares of common stock and warrants to purchase 7,500 restricted shares of common stock exercisable within 60 days of July 23, 2021.

(8)	Includes options to purchase 25,000 shares of common stock exercisable within 60 days of July 23, 2021.

(9)	Includes options to purchase 12,500 shares of common stock exercisable within 60 days of July 23, 2021.

(10)	Includes 100,000 restricted shares of common stock held by Dr. Gin’s wife. Also includes options to purchase 542,031 shares of common stock exercisable within 60 days of July 23, 2021

(11)	Includes options to purchase 12,500 shares of common stock exercisable within 60 days of July 23, 2021

(12)
Includes 100,000 restricted shares of common stock held by Dr. Gin's wife. Also includes options to purchase 6,686,743 shares of common stock and warrants to purchase 139,500 restricted shares of common stock exercisable within 60 days of July 23, 2021.

(13)
Based upon Schedule 13F filed by Growth Opportunities 17, LLC on May 17, 2021. The shares held by Growth Opportunities 17, LLC (GEO) are indirectly held by New Enterprise Associates 17, L.P. (NEA 17), which is the sole member of GEO; NEA Partners 17, L.P. (NEA Partners 17), which is the sole general partner of NEA 17; and NEA 17 GP, LLC (NEA 17 LLC and, together with NEA Partners 17, the Control Entities), which is the sole general partner of NEA Partners 17. The Managing Members of NEA 17 LLC are Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr., Liza Landsman, Mohamad H. Makhzoumi, Joshua Makower, Edward T. Mathers, Scott D. Sandell, Peter W. Sonsini, Paul Walker and Rick Yang (together, the Managers). GEO is the record owner of the shares identified herein (the GEO Shares). As the sole member of GEO, NEA 17 may be deemed to own beneficially the GEO Shares. As the general partner of NEA 17, NEA Partners 17 may be deemed to own beneficially the GEO Shares. As the sole general partner of NEA Partners 17, NEA 17 LLC may be deemed to own beneficially the GEO Shares. As members of NEA 17 LLC, each of the Managers may be deemed to own beneficially the GEO Shares. Each of the aforementioned reporting persons disclaims beneficial ownership of the GEO Shares other than those shares which such person owns of record. The principal business address for GEO 10 is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(14)
Based upon the Company’s records through July 23, 2021. Entities associated with Venrock that hold the securities listed herein include Venrock Healthcare Capital Partners II, L.P.; VHCP Co-Investment Holdings II, LLC and Venrock Healthcare Capital Partners EG, L.P.  VHCP Management II, LLC (VHCPM) is the sole general partner of Venrock Healthcare Capital Partners II, L.P. and the sole manager of VHCP Co Investment Holdings II, LLC. VHCP Management EG, LLC (VHCPEG) is the sole general partner of Venrock Healthcare Capital Partners EG, L.P. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPEG. The address of each of the entities and individuals identified in this footnote is c/o Venrock, 7 Bryant Park, 23rd Floor, New York, NY 10018.

(15)
Based upon Schedule 13F filed by Acuta Capital Partners, LLC (Acuta) on May 17, 2021. Anupam Dalal is the Chief Investment Officer and Manfred Yu is the Manager of Acuta. Both Mr. Dalal and Mr. Yu have voting and investment authority over all of the shares held by each of Acuta, and disclaim beneficial ownership except to the extent of their indirect pecuniary interests therein. The business address for Acuta is 1301 Shoreway Road, Suite 350, Belmont, California 94002.

(16)
Based upon Schedule 13F filed by Franklin Resources Inc. on May 17, 2021. These shares are beneficially owned by one or more open - or closed - end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (Investment Management Subsidiaries) of Franklin Resources, Inc. (FRI). Charles B. Johnson and Rupert H. Johnson, Jr. (Principal Shareholders) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries disclaim any pecuniary interest in any of the shares. Franklin Advisors, Inc. has sole voting and sole dispositive power with respect to the shares. The principal address of Franklin Advisors, Inc., FRI and the Principal Shareholders is One Franklin Parkway, San Mateo, California 94403.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Grants

As of July 23, 2021, options to purchase a total of 15,288,639 registered shares of our common stock were outstanding at a weighted average exercise price of $1.43 per share, of which options to purchase 11,265,935 shares of our common stock were vested and exercisable at a weighted average exercise price of $1.29 per share and options to purchase 4,022,704 shares were unvested and not exercisable at a weighted average exercise price of $1.82 per share. These options were issued under our 2019 Omnibus Equity Incentive Plan (the 2019 Plan) and under our Amended and Restated 2016 Stock Incentive Plan, formerly titled the 2008 Stock Incentive Plan (the 2016 Plan), as described below. At July 23, 2021, an additional 1,017,657 shares remained available for future equity grants under our 2019 Plan, and no new awards are available for grant under our 2016 Plan.

The following table summarizes awards outstanding under the 2016 Plan and the 2019 Plan, as well as shares available for issuance under 2019 Plan and our 2019 Employee Stock Purchase Plan (2019 ESPP) as of March 31, 2021. The following information does not reflect issuances or exercises under the 2016 Plan, 2019 Plan or the 2019 ESPP subsequent to March 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2019 Plan and 2016 Plan	14,638,088	$1.34	1,843,158
2019 ESPP	-	-	941,875
Equity compensation plans not approved by security holders	-	-	-
Total	14,638,088	$1.34	2,785,033

Description of the 2016 Plan

Our Board unanimously approved the Company’s Amended and Restated 2016 Stock Incentive Plan, formerly titled the 2008 Stock Incentive Plan (the 2016 Plan), on July 26, 2016, and the 2016 Plan was approved by our stockholders at our 2016 Annual Meeting of Stockholders on September 26, 2016, and further amended to increase the number of shares authorized for issuance therefrom at our 2017 Annual Meeting of Stockholders on September 15, 2017. The 2016 Plan provided for the grant of stock options, restricted shares of common stock, stock appreciation rights and dividend equivalent rights, collectively referred to as “Awards”. Stock options granted under the 2016 Plan were either incentive stock options under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the Code), or non-qualified stock options. We could grant incentive stock options only to employees of the Company or any parent or subsidiary of the Company. Awards other than incentive stock options could be granted to employees, directors and consultants. A total of 10.0 million shares of our common stock were authorized for issuance under the 2016 Plan, of which options to purchase approximately 7.8 million shares remain outstanding at March 31, 2021. Upon the adoption of our 2019 Plan, no further grants were permissible under the 2016 Plan and approximately 1.4 million authorized shares were transferred to the 2019 Plan and became issuable therefrom. All options granted from the 2016 Plan remain operative under the terms of the respective grants.

Description of the 2019 Plan

Please refer to the description of the 2019 Plan as proposed for amendment and restatement in Proposal No. 2.

2019 Employee Stock Purchase Plan

Our Board approved the VistaGen Therapeutics, Inc. 2019 Employee Stock Purchase Plan) on June 13, 2019. Our stockholders approved the 2019 ESPP at our annual meeting on September 5, 2019. The principal terms of our 2019 ESPP are summarized below.

The 2019 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The Compensation Committee of the Board administers the 2019 ESPP. The Compensation Committee has authority to construe, interpret and apply the terms of the 2019 ESPP. As approved by our stockholders, a maximum of 1,000,000 shares of our common stock may be purchased under the 2019 ESPP.

The 2019 ESPP is generally expected to operate in consecutive semi-annual periods referred to as “option periods.” The first option period commenced on January 1, 2020 and ended on the last trading day in the semi-annual period ending June 30, 2020, with successive option periods beginning on the first day of January and July and to terminate on the last trading day of June and December, respectively. Option periods may not last longer than the maximum period permitted under Section 423 of the Code, which generally limits the length of such offerings to either 5 years or 27 months, depending on the terms of the offering. Generally, all full-time employees of the Company and its subsidiaries are eligible to participate in an option period.

On the first day of each option period (the Grant Date), each participating employee for that option period will be granted an option to purchase shares of our common stock. Each participant’s option will permit the participant to purchase a number of shares determined by dividing the employee’s accumulated payroll deductions for the option period by the applicable purchase price. A participant must designate in his or her enrollment package the percentage (if any) of compensation to be deducted during that option period for the purchase of stock under the 2019 ESPP. The participant’s payroll deduction election will generally remain in effect for future option periods unless terminated by the participant. A participant may elect to withdraw from any option period prior to the last day of the option period, in which case the participant’s payroll deductions will be refunded and the participant’s outstanding options will terminate.

Each participant’s payroll deductions under the 2019 ESPP are credited to a liability account in his or her name under the 2019 ESPP. The aggregate liability for participant payroll deductions at March 31, 2021 was $18,600.

Each option granted under the 2019 ESPP is automatically exercised on the last day of the respective option period (referred to as the Exercise Date). The number of shares acquired by a participant upon exercise of his or her option is determined by dividing the participant’s 2019 ESPP account balance as of the Exercise Date for the option period by the purchase price of the option. The purchase price for each option is generally equal to the lesser of (i) 85% of the fair market value of a share of our common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. A participant’s 2019 ESPP account balance is reduced upon exercise of his or her option by the amount used to pay the purchase price of the shares acquired by the participant. Following exercise of the option, any excess amount in a participant’s account is refunded following the Exercise Date. No interest is paid to any participant under the 2019 ESPP.

Participation in the 2019 ESPP is subject to the following limits:

●	A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the 2019 ESPP in any one payroll period;
●
A participant cannot purchase any more than 5,000 shares of common stock during an offering period, or accrue rights to purchase more than $25,000 of stock (valued at the Grant Date of the applicable offering period and without giving effect to any discount reflected in the purchase price for the stock) for each calendar year in which an option is outstanding; and

●
A participant will not be granted an option under the 2019 ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase common stock constituting 5.0% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the Code.

The $25,000 annual purchase and the 5% ownership limitations referred to above are required under the Code.

As is customary in stock incentive plans of this nature, the number of shares of stock available under the 2019 ESPP or subject to outstanding options, is subject to adjustment in the event of certain reorganizations, combinations, recapitalization of shares, stock splits, reverse stock split, subdivision or other similar change in respect of our common stock. A participant’s rights with respect to options or the purchase of shares under the 2019 ESPP, as well as payroll deductions credited to his or her 2019 ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

The Board generally may amend, suspend, or terminate the 2019 ESPP at any time and in any manner, except that stockholder approval is required to increase the number of shares authorized for issuance under the 2019 ESPP and for certain other amendments. No amendment to the 2019 ESPP may materially adversely affect the option rights previously granted to a participant under the 2019 ESPP, except as required by law or regulation.

Our 2019 ESPP became effective on January 1, 2020 and will continue in effect until the earlier of such time as all of the shares of the Company’s common stock subject to the 2019 ESPP have been sold under the 2019 ESPP or December 31, 2030, unless terminated earlier by the Board. At March 31, 2021, two option periods had been completed. Employees purchased an aggregate of 28,125 shares of our common stock at a price of $0.4480 per share in the option period from January 1, 2020 to June 30, 2020, and an aggregate of 30,000 shares of our common stock at a price of $0.4521 per share in the option period from July 1, 2020 to December 31, 2020, under the 2019 ESPP. The third option period under the 2019 ESPP was completed on June 30, 2021, in which employees purchased an aggregate of 16,251 shares of our common stock at a price of $1.9465 per share.

Certain Relationships and Related Transactions

Consulting Agreement

During our fiscal years ended March 31, 2021 and 2020, we engaged a consulting firm headed by one of the then-independent members of our Board to provide various market research studies, commercial analyses and commercial advisory projects for certain of our CNS pipeline candidates pursuant to which we recorded expense of $193,000 and $108,400 for the fiscal years ended March 31, 2021 and 2020, respectively. We recorded no accounts payable or accrued expenses related to such services at March 31, 2021 or 2020.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock (collectively, the Reporting Persons) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  The Reporting Persons are also required by SEC rules to furnish us with copies of all reports that they file pursuant to Section 16(a). To the Company’s knowledge, based solely on our review of the copies of these reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 2021, all Reporting Persons complied with all applicable reporting requirements.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals for the 2022 Annual Meeting

Stockholder proposals that are intended to be presented by stockholders at the Company’s 2022 Annual Meeting of Stockholders must be received by the Secretary of the Company between June 7, 2022 and July 7, 2022 in order that they may be included, if appropriate, in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal not included in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the later of 60 days prior to such annual meeting, or, in the event the Company makes a public announcement of the date of such annual meeting less than 70 days before the meeting, within 10 days after the Company’s public announcement.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 343 Allerton Avenue, South San Francisco, California 94080, or contact us at (650) 577-3600. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about July 29, 2021, contains instructions on how to access the Company’s Annual Report on SEC Form 10-K for our fiscal year ended March 31, 2021. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING

APPENDIX A

VISTAGEN THERAPEUTICS, INC.
AMENDED AND RESTATED 2019 OMNIBUS EQUITY INCENTIVE PLAN

VistaGen Therapeutics, Inc., a Nevada corporation, sets forth herein the terms of its Amended and Restated 2019 Omnibus Equity Incentive Plan, as follows:

1.
PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business operations, prospects and results of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  On the Effective Date, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.
DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 2.8.

2.9      “Company” means VistaGen Therapeutics, Inc., a Nevada corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means [●], 2021, the date the Plan was approved by the Company’s stockholders.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this VistaGen Therapeutics, Inc. Amended and Restated 2019 Omnibus Equity Incentive Plan, as amended from time to time.

2.26    “Predecessor Plan” means the VistaGen Therapeutics, Inc. Amended and Restated 2016 Stock Incentive Plan (formerly, the 2008 Stock Incentive Plan).

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.
ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  subject to Section 16.13, amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.3       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no more than 25% of any equity-based Awards granted under the Plan shall vest on the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company; and, provided, however, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.4       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.
STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 18,000,000.  In addition, shares of Common Stock authorized and available for issuance under the Predecessor Plan on the Effective Date and/or underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2       Share Counting

4.2.1              General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2              Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3              Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4              Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5              Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.
EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on September 5, 2029 and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.
AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 16.13, Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.
AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.
TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3      Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)    the number of shares of Stock with respect to which the SAR is exercised.

10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.
OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.
REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the grant or exercise of Awards to executive officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.
EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock (subject to any necessary rounding to comply with Section 409A or Section 422 of the Code with respect to any Incentive Stock Option); provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control

In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2            Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.
NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.
TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

16.13 No Repricing. Subject to Section 14.1, the Committee shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or SAR to reduce its exercise price per Share, or (b) cancel any Option or SAR in exchange for cash or another Award when the per share exercise price for such Option or SAR exceeds the Fair Market Value of the underlying shares.

As approved by the Board of Directors on July 28, 2021

As adopted by the stockholders of VistaGen Therapeutics, Inc. on [●], 2021

VistaGen® Therapeutics

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

VistaGen Therapeutics, Inc. 2021 Annual Meeting of Stockholders (the *Annual Meeting*) - Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the Director nominees identified in Proposal No. 1, and FOR Proposals No. 2 and No. 3.

1. ELECTION OF DIRECTORS
   Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Jon S. Saxe, J.D., LL.M.	☐	☐	02 - Ann M. Cunningham, MBA	☐	☐	03 - Joanne Curley, Ph.D.	☐	☐
04 - Margaret M. FitzPatrick, M.A.	☐	☐	05 - Jerry B. Gin, Ph.D., MBA	☐	☐	06 - Mary L. Rotunno, J.D.	☐	☐
07 - Shawn K. Singh, J.D.	☐	☐						

Proposal	For	Against	Abstain
2. AMENDMENT AND RESTATEMENT OF THE 2019 OMNIBUS INCENTIVE PLAN. To approve an amendment and restatement of the VistaGen Therapeutics, Inc. (the *Company*) 2019 Omnibus Equity Incentive Plan (the *Amended 2019 Plan*), which Amended 2019 Plan makes certain changes to the Company's 2019 Omnibus Equity Incentive Plan, including increasing the number of shares of the Company's common stock authorized for issuance thereunder from 7.5 million shares to 18 million shares.	☐	☐	☐
3. RATIFICATION OF AUDITORS. To ratify the appointment of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.	☐	☐	☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 510819

03HVZD

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — VISTAGEN THERAPEUTICS, INC.

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Shawn K. Singh and Jerrold D. Dotson, and each of them, their true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of VistaGen Therapeutics, Inc. (the *Company*) which the undersigned is entitled to vote at the Company's 2021 Annual Meeting of Stockholders (the *Annual Meeting*), to be held virtually, on September 17, 2021 at 10:00 a.m. PT and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the Director nominees identified in Proposal No. 1, and FOR Proposals No. 2 and No. 3.

(continued and to be signed on reverse side)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.